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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2002

                        WORKGROUP TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                  0-27798                 04-3153644
 State or other Jurisdiction     (Commission File   (IRS Employer Identification
       of Incorporation              Number)                    No.)



           One Burlington Woods Drive, Burlington, Massachusetts 01803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 270-2600







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ITEM 5.  OTHER EVENTS

         On October 28, 2002, Workgroup Technology Corporation issued a press release. A copy of that press release is attached as Exhibit 99.1 to this document and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.                     Description

         99.1 Press Release of Workgroup Technology Corporation dated October 28, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WORKGROUP TECHNOLOGY CORPORATION
                             (Registrant)

October 28, 2002             /s/ Patrick H. Kareiva
                             ---------------------------------------------------
                             Patrick H. Kareiva
                             President, Chief Executive Officer, Chief Financial
                             Officer, Treasurer and Secretary






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                                  EXHIBIT INDEX

Exhibit No.                                       Exhibit

99.1 Press Release of Workgroup Technology Corporation dated October 28, 2002.